SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 January 8, 1997
                Date of Report (Date of earliest event reported)


                             DATAMARK HOLDING, INC.
             (Exact name of Registrant as specified in its charter)


  Delaware                         000-20771                    87-0422824
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
Incorporation)


                        488 E. Winchester St., Suite 100
                           Salt Lake City, Utah 84107
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (801-268-2202)
              (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets.

         On January 8, 1997, DataMark Holding, Inc. (the "Company") completed the acquisition of Sisna, Inc. ("Sisna") pursuant to an Amended and Restated Agreement and Plan of Reorganization (the "Agreement"). Sisna was not affiliated with the Company.

         Sisna, based in Salt Lake City, Utah, operates as an Internet service provider allowing its customers access to the Internet. Based upon published reports, Sisna believes that it has the largest subscription base of any independent Internet service provider in the state of Utah. Through a network of franchisees, Sisna offers Internet access in 16 states. The Company will utilize Sisna to offer Internet access, as well as the Company's own WorldNow Online services. Sisna will continue to operated as a wholly owned subsidiary of the Company.

         Pursuant to the Agreement, the Company issued 325,000 shares of its common stock in exchange for all of the issued and outstanding shares of Sisna. None of the four shareholders of Sisna (H&D Investment Company, L.C.; Martin S. Gomez; Jeffrey A. Madison and David C. Pollei) were affiliated with the company prior to the acquisition. The number of shares issued in the acquisition was determined in arm's length negotiation between the Company and Sisna's shareholders. The Company did not obtain a formal valuation or fairness opinion for the acquisition. Of the shares issued for Sisna, 25,000 shares will be held in escrow pending collection of Sisna's accounts receivable. The acquisition will be accounted for as a pooling of interests.

         The foregoing discussion is qualified in its entirety by reference to the Agreement, which is filed as an exhibit.

Item 7.  Financial Statements and Exhibits.

         (a) The financial statements of Sisna required to be filed by Form 8-K were not available when this report was filed. Such financial statements will be filed as soon as they are available, which is expected to be no later than March 24, 1997.

         (b) Pro forma financial information regarding the acquired business in accordance with Article 11 of Regulation S-X was not available when this report was filed. Such pro forma information will be filed as soon as it is available, which is expected to be no later than March 24, 1997.

         (c)      The following exhibits are filed herewith:

                  1.   Amended and Restated Agreement and Plan of Reorganization




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DATAMARK HOLDING, INC.



Date January 22, 1997                      By /s/ Chad Evans
                                            ---------------
                                            Chad Evans,
                                            CEO and Principal Executive Officer


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